VANGUARD(R) INSTITUTIONAL INDEX FUND

Annual Report - December 31, 2000

                                    [PHOTO]

                           [THE VANGUARD GROUP LOGO]

                             SOME LESSONS FROM 2000



Although the year 2000 was a trying period for many investors, it reinforced some investment truths worth keeping in mind as you build and maintain your portfolio. These include:

     - THINGS CHANGE. It's difficult--bordering on impossible--to consistently or precisely predict when the financial markets will turn up or down, when the economy will accelerate or slow, and which investments will lead or lag. Don't risk your hard-earned money by betting on such forecasts.

     - DIVERSIFICATION MATTERS. If you build and maintain a portfolio that includes different asset classes--as well as types of securities within asset classes--you give yourself a valuable buffer against severe damage from any one market segment. True, your diversified portfolio will never top the short-term performance charts. But a balanced investment approach will help you to meet your financial goals without taking undue risks.

     - PERSPECTIVE IS PARAMOUNT. Market declines are always painful. Yet they're inevitable if you seek the long-term rewards of investing. If you keep your focus on your long-term goals, you'll find periodic downturns much easier to endure, and you'll avoid making emotion-driven mistakes.

SUMMARY

- Vanguard Institutional Index Fund had a total return of -8.9% during 2000, a hair better than the return of its target index.

- For the year, large-capitalization stocks lagged small-cap and mid-cap stocks,as well as bonds.

- Periodic downturns are natural for financial markets and should not prompt a long-term investor to alter a well-conceived investment program.

CONTENTS

 1  Letter from the Chairman

 6  Fund Profile

 7  Glossary of Investment Terms

 8  Performance Summaries

10  Report on After-Tax Returns

11  Financial Statements

24  Report of Independent Accountants

LETTER
      from the Chairman





Fellow Shareholder,

VANGUARD INSTITUTIONAL INDEX FUND recorded a total return of -8.9% in 2000, the first calendar-year decline in the fund's ten-year history. Our primary benchmarks--the unmanaged Standard & Poor's 500 Index and the average large-capitalization "core" mutual fund, which includes both growth and value stocks--fared about the same, returning -9.1% and -9.0%, respectively.

     Although the decline undoubtedly was painful, it should be viewed in light of the extraordinary performance that preceded it: The Institutional Index Fund and the S&P 500 Index generated average annual returns exceeding 17% during the past decade, even factoring in the downturn in 2000.



2000 TOTAL RETURNS                      YEAR ENDED
                                        DECEMBER 31
--------------------------------------------------
Vanguard Institutional Index Fund             -8.9%
Plus Shares                                   -8.9
Average Large-Cap Core Fund*                  -9.0
S&P 500 Index                                 -9.1
--------------------------------------------------

*Derived from data provided by Lipper Inc.

     Our fund's total return (capital change plus reinvested dividends) is based on a decrease in net asset value from $134.02 per share on December 31, 1999, to $120.72 per share on December 31, 2000, a decline that was partially offset by dividends totaling $1.40 per share paid from net investment income. The return of the Plus Shares of the Institutional Index Fund, which are available for a minimum investment of $200 million, is based on identical starting and ending net asset values, with the decline adjusted for dividends totaling $1.447 per share paid from net investment income.

     If you own Vanguard Institutional Index Fund in a taxable account, we call your attention to a review of the fund's after-tax returns on page 10.

FINANCIAL MARKETS IN REVIEW

The year 2000 was in many ways the flip side of its predecessor. The pace of economic growth slowed instead of accelerating as the year progressed, the broad U.S. stock market fell instead of soaring, "dot-com" changed from a magic potion to near-poison for investors, value stocks outpaced their growth counterparts, and bonds--the downtrodden asset class of 1999--provided the best returns.

     Worries about potential Y2K computer failures disappeared before all the New Year's confetti had hit the ground. For stocks, the year started off looking a lot like 1999. In February, the U.S. economy reached its record-breaking



                                      -----
                                        1
ninth year of growth uninterrupted by a recession, and gross domestic product grew at an annual pace of 4.8% in the first quarter. In March, broad market indexes were pushed to all-time highs, fueled by the skyrocketing prices of growth stocks, particularly in the technology sector.

MARKET BAROMETER                                  AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 2000

                                                    ONE       THREE       FIVE
                                                   YEAR       YEARS      YEARS
-------------------------------------------------------------------------------
                        STOCKS
   S&P 500 Index (Large-caps)                     -9.1%       12.3%      18.3%
   Russell 2000 Index (Small-caps)                -3.0         4.6       10.3
   Wilshire 5000 Index (Entire market)           -11.0        10.7       16.7
   MSCIEAFE Index (International)                -14.0         9.6        7.4
-------------------------------------------------------------------------------
                        BONDS
   Lehman Aggregate Bond Index (Entire market)    11.6%        6.4%       6.5%
   Lehman 10 Year Municipal Bond Index            10.8         5.3        5.9
   Salomon Smith Barney 3-Month
    U.S. Treasury Bill Index                       6.0         5.2        5.2
-------------------------------------------------------------------------------
                        CPI
   Consumer Price Index                            3.4%        2.6%       2.5%
-------------------------------------------------------------------------------

     Then came an abrupt reversal. The tech-dominated Nasdaq Composite Index fell -34% in the five weeks after its March high. And despite many interim rallies, the Nasdaq returned -38.7% for the 12 months, having fallen -51% from its peak to the year-end. The overall market, as measured by the Wilshire 5000 Total Market Index, returned -11.0% for the year--its first negative return since 1994 and its worst calendar-year performance since 1974.

     Several factors were at work in the markets. High energy prices raised the specter of inflation and cut into profits for some industries. A stronger U.S. dollar diminished corporate profits from foreign operations. And the Federal Reserve Board's series of interest rate boosts--implemented from June 1999 through May 2000 to counter inflationary pressures--began to have their intended effect in slowing the pace of economic growth. Indeed, by year-end markets were expecting the Fed to begin reducing rates to keep the slowdown from turning into a recession. (The Fed acted on January 3, 2001, cutting short-term interest rates by 0.5%.)

     Investors worried that a slower economy, combined with the boom in capital investment in recent years, would result in significant overcapacity in many industries. Many believed that companies would find it hard--if not impossible--to sustain their earnings growth. Indeed, by late 2000, hundreds of companies were reporting earnings that failed to meet expectations. Technology and telecommunications stocks, whose prices had reflected the highest levels of optimism, were the hardest hit.

     Amid such spectacular declines, the stock market also had its success stories. The big winners in 2000 were in health care, utilities (except for telecommunications firms), energy, and financial services. After five years as outcasts, many value stocks--those with relatively low prices in relation to earnings, book value, dividends, and other financial measures--far outperformed

                                      -----
                                        2
their growth counterparts and posted solid positive returns. The value stocks within the S&P 500 Index returned 6.1% for the year, while the growth stocks within the index fell -22.1%. When results are sorted by market capitalization, mid-cap stocks did the best overall (the S&P MidCap 400 Index gained 17.5%), followed by small-cap stocks.

     By certain measures, 2000 was a better year for stocks than 1999: Almost 47% of the stocks in the Russell 3000 Index--the 3,000 largest U.S. stocks--had positive returns, compared with about 45% in 1999. However, like the S&P 500, most market indexes are weighted according to market capitalization, so sharp declines of a number of very large stocks had a much bigger influence on the index than did the gains of smaller stocks. In 1999, the oversized gains for some of those same large stocks pushed the indexes higher.

     Bonds generally enjoyed a banner 2000, as investors sought a haven from stock market volatility. Shrinkage in the supply of U.S. Treasury and municipal securities also boosted bond prices, pushing bond yields lower. The yield of the 30-year Treasury bond fell 102 basis points (1.02 percentage points) during the year to 5.46% by December 31; the 10-year Treasury yield fell 133 basis points to 5.11%.

2000 PERFORMANCE OVERVIEW

In 2000, Vanguard Institutional Index Fund once again met its investment objective by closely tracking the performance of the S&P 500 Index. Of course, this "success" is of little consolation to shareholders when the index has fallen. However, downturns are a normal part of investing in the financial markets, and should be expected from time to time.

     Those relatively new to investing could be forgiven for their surprise at a downturn. After all, from the start of the record-setting bull market in August 1982, the S&P 500 Index had produced a negative total return in only one year (1990), and that was a dip of only -3.1%. (Our fund commenced operations on July 31, 1990, and returned -5.7% during the remainder of that year.) But as the graph below shows, annual declines in the S&P 500 occurred with much greater frequency in earlier decades.

S&P500 INDEX TOTAL RETURNS      DECEMBER 31, 1949-DECEMBER 31, 2000

Year    Return
1950    31.46
1951    23.97
1952    18.16
1953    -0.94
1954    52.27
1955    31.41
1956     6.48
1957   -10.72
1958    43.15
1959    11.95
1960     0.45
1961    26.88
1962    -8.66
1963    22.76
1964    16.43
1965    12.46
1966   -10.02
1967    23.89
1968    11.04
1969    -8.40
1970     3.89
1971    14.22
1972    18.96
1973   -14.67
1974   -26.31
1975    37.14
1976    23.81
1977    -7.19
1978     6.52
1979    18.45
1980    32.45
1981    -4.88
1982    21.50
1983    22.46
1984     6.27
1985    31.75
1986    18.68
1987     5.26
1988    16.61
1989    31.69
1990    -3.10
1991    30.47
1992     7.62
1993    10.08
1994     1.32
1995    37.58
1996    22.96
1997    33.36
1998    28.58
1999    21.04
2000    -9.10

Shaded years indicate negative returns.            Source:The Vanguard Group.

                                      -----

     Truly, the 1980s and 1990s were golden for investors, millions of whom had never seen their portfolios lose value over the course of a calendar year. That's why we were concerned a year ago that many investors may have thought that the stock market was more docile than it is. I wrote then: "It is prudent to recognize that financial markets will go through bad times as well as good times and to adopt realistic assumptions about future returns." We could not know that stocks were about to provide such a lesson. But if there is a silver lining in the events of 2000, it is that investors now have a better understanding of the risks of the equity markets and of the benefits of diversification.

LONG-TERM PERFORMANCE OVERVIEW

The long-term record of Vanguard Institutional Index Fund is impressive.
As the table below shows, the fund's average annual return during the decade ended December 31, 2000, was 17.5%. Of course, we have no influence over the returns provided by large-cap stocks. But we can largely control the cost of our operations, and we have done so to the benefit of shareholders. The Institutional Index Fund had an expense ratio in 2000 of 0.06%, or $6,000 per $10 million in assets. Plus Shares had an even lower expense ratio--0.025%.

     It is no coincidence that the average large-cap core mutual fund-- saddled with an expense ratio of 1.31% during 2000--earned 1.5 percentage points less on an average annual basis during the ten-year period. The average fund is simply unable, especially over long periods, to overcome the head start that low operating and transaction costs give us. Over time, compounding magnifies the impact of even modest differences in returns. A $10 million investment in the fund a decade ago would have grown--assuming the reinvestment of all income and capital gains distributions--nearly $6 million more than the same investment in the average fund in our peer group.

TOTAL RETURNS                                                 TEN YEARS ENDED
                                                            DECEMBER 31, 2000

                                      AVERAGE                  FINAL VALUE OF
                                       ANNUAL                   A $10,000,000
                                       RETURN              INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Institutional Index Fund       17.5%                     $50,131,841
Average Large-Cap Core Fund             16.0                       44,185,970
S&P 500 Index                           17.5                       49,978,511
-------------------------------------------------------------------------------

                                          JULY 7, 1997*, TO DECEMBER 31, 2000

                                      AVERAGE                  FINAL VALUE OF
                                       ANNUAL                  A $200,000,000
                                       RETURN              INITIAL INVESTMENT
-------------------------------------------------------------------------------
Vanguard Institutional Index Fund
  Plus Shares                           12.9%                    $305,207,760
Average Large-Cap Core Fund             12.0                      296,857,694
S&P 500 Index                           12.7                      303,482,000
-------------------------------------------------------------------------------

*Inception.

     The Institutional Index Fund narrowly outpaced the S&P 500 Index during the last ten years. This was remarkable because our target index is a theoretical construct that incurs


                                      -----
                                        4
no operating or transaction costs. (Trading costs--notably, brokerage commissions and bid-asked spreads--aren't reflected in a fund's expense ratio, but do erode the returns for investors.) The deft work of our investment adviser, Vanguard's Quantitative Equity Group, allowed the fund to more than overcome the handicap of real-world costs.

     We note with some pride that all index funds are not created equal. Incredibly, some index funds levy sales charges--thereby undercutting the low costs that should be the hallmark of any "passive management" strategy. The skill with which an index fund manager executes securities trades makes a difference, too. Over the 1-, 5-, and 10-year periods ended December 31, 2000, our fund's average annual returns outpaced those of all S&P 500 Index funds by at least 0.6 percentage point. As noted, the power of compounding makes such an advantage significant.

     Your investment in the fund reflects trust, and we thank you for putting your assets under our care. We will always strive to deliver the promise of Vanguard Institutional Index Fund--providing as much of the market return of large-cap domestic stocks as possible.

IN CLOSING

We believe 2000 provided useful lessons for long-term investors. It highlighted the value of diversification and balance. It also reinforced the existence of risk. Like a reef, risk is not always evident, but it's always present. And it is particularly dangerous to those who let smooth sailing diminish their respect for it.

     We believe a balanced portfolio that takes into account the inevitable risks of investing is the best way to reap the long-term rewards of the financial markets. Such a portfolio contains stock funds, bond funds, and short-term investments. Once your investment plan is in place, we recommend that you stick with it.

Sincerely,
                                                                         [PHOTO]
/s/ JOHN J. BRENNAN                                              JOHN J. BRENNAN
                                                                    Chairman and
                                                         Chief Executive Officer

January 15, 2001

                                      -----
                                        5

FUND PROFILE                                             AS OF DECEMBER 31, 2000
     for Institutional Index Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to its unmanaged target index. Key terms are defined on page 7.


PORTFOLIO CHARACTERISTICS
------------------------------------------------
                                             S&P
                                FUND         500
------------------------------------------------
 Number of Stocks                507         500
 Median Market Cap            $71.6B      $71.6B
 Price/Earnings Ratio          26.0x       26.0x
 Price/Book Ratio               4.7x        4.7x
 Yield                          1.1%        1.2%
 Yield--Plus Shares             1.2%        1.2%
 Return on Equity              23.7%       23.7%
 Earnings Growth Rate          15.5%       15.5%
 Foreign Holdings               1.4%        1.4%
 Turnover Rate                   11%          --
 Expense Ratio                 0.06%          --
 Expense Ratio--Plus Shares   0.025%          --
 Cash Investments               0.0%          --

----------------------------------------------
 VOLATILITY MEASURES

                                          S&P
                                FUND      500
----------------------------------------------
 R-Squared                      1.00     1.00
 Beta                           1.00     1.00
----------------------------------------------

----------------------------------------------
 SECTOR DIVERSIFICATION
  (% OF COMMON STOCKS)
                                           S&P
                                 FUND      500
----------------------------------------------
 Auto & Transportation           1.7%     1.7%
 Consumer Discretionary         10.8     10.8
 Consumer Staples                7.2      7.2
 Financial Services             18.3     18.3
 Health Care                    14.1     14.1
 Integrated Oils                 5.2      5.2
 Other Energy                    2.4      2.4
 Materials & Processing          2.5      2.5
 Producer Durables               2.9      2.9
 Technology                     20.3     20.3
 Utilities                       8.5      8.5
 Other                           6.1      6.1
----------------------------------------------

---------------------------------------------
 TEN LARGEST HOLDINGS
  (% OF TOTAL NET ASSETS)
 General Electric Co.                   4.0%
  (conglomerate)

 Exxon Mobil Corp.                      2.6
  (oil)

 Pfizer, Inc.                           2.5
  (pharmaceuticals)

 Cisco Systems, Inc.                    2.3
  (computer networks)

 Citigroup, Inc.                        2.2
  (financial services)

 Wal-Mart Stores, Inc.                  2.0
  (retail)

 Microsoft Corp.                        2.0
  (software)

 American International Group, Inc.     2.0
  (insurance)

 Merck & Co., Inc.                      1.8
  (pharmaceuticals)

 Intel Corp.                            1.7
  (computer hardware)
---------------------------------------------
 Top Ten
  23.1%
---------------------------------------------

 INVESTMENT FOCUS
---------------------------------------------
STYLE             Blend
MARKET CAP        Large


                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.


                                      -----
                                        6

GLOSSARY
     of Investment Terms


BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

--------------------------------------------------------------------------------


CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

--------------------------------------------------------------------------------


EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

--------------------------------------------------------------------------------


EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total returns were precisely synchronized with the overall market's returns, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

--------------------------------------------------------------------------------

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

--------------------------------------------------------------------------------

                                      -----
                                        7

PERFORMANCE SUMMARY
   for Institutional Index Fund


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                             DECEMBER 31, 1990-DECEMBER 31, 2000

                           Institutional Index Fund         S&P 500 Index
--------------------------------------------------------------------------------------------
1991                            30.3                            30.5
1992                             7.5                             7.6
1993                            10                              10.1
1994                             1.3                             1.3
1995                            37.6                            37.6
1996                            23.1                            23
1997                            33.4                            33.4
1998                            28.8                            28.6
1999                            21.2                            21
2000                            -8.9                            -9.1
--------------------------------------------------------------------------------------------

See Financial Highlights table on page 19 for dividend and capital gains information for the past five years.

ANN RPT Cum Prfmc 10 yr Graph - Port/Bchmrk     - Vanguard Institutional
Index Fund

                                AVERAGE
             INSTITUTIONAL     LARGE-CAP           S&P
QUARTER          INDEX            CORE             500
 ENDED            FUND            FUND            INDEX
199012          10000000        10000000        10000000
199103          11448417        11482000        11452571
199106          11419328        11381000        11426322
199109          12026614        12122000        12037342
199112          13033939        13207000        13046587
199203          12703391        13013699        12717045
199206          12943941        12933368        12958891
199209          13346801        13292985        13367507
199212          14016295        14175073        14040655
199303          14629251        14743219        14653797
199306          14695248        14848800        14725118
199309          15072288        15362703        15105636
199312          15421310        15679048        15455770
199403          14833793        15151607        14869638
199406          14895568        15019561        14932255
199409          15622963        15663812        15662308
199412          15623097        15461110        15659860
199503          17142175        16741010        17184623
199506          18776664        18185685        18825045
199509          20272538        19564101        20321083
199512          21497687        20461232        21544483
199603          22657949        21555725        22700752
199606          23668973        22379304        23719654
199609          24406505        23107160        24452943
199612          26454761        24659877        26491156
199703          27157932        24987396        27201243
199706          31902613        29028195        31950135
199709          34296815        31215462        34343214
199712          35280518        31631225        35329474
199803          40203837        35904389        40257677
199806          41538117        36865808        41587081
199809          37417733        32635766        37450378
199812          45438013        39668719        45426147
199903          47709771        41670634        47689449
199906          51063621        44393806        51050727
199909          47881009        41688927        47862911
199912          55059347        48534677        54984509
200003          56305622        50713162        56245257
200006          54853197        49441382        54751368
200009          54360706        49109556        54220999
200012          50131841        44185970        49978511


                                      AVERAGE ANNUAL TOTAL RETURNS
                                    PERIODS ENDED DECEMBER 31, 2000
                                    --------------------------------
                                                                     FINAL VALUE OF
                                                                      A $10,000,000
                                      1 YEAR    5 YEARS   10 YEARS       INVESTMENT
------------------------------------------------------------------------------------
     Institutional Index Fund         -8.95%     18.45%     17.49%      $50,131,841
     Average Large-Cap Core Fund*     -8.96      16.65      16.02        44,185,970
     S&P 500 Index                    -9.10      18.33      17.46        49,978,511
------------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.


                                    ------
                                      8

 PERFORMANCE SUMMARY
    for Institutional Index Fund Plus Shares

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)                      JULY 7, 1997-DECEMBER 31, 2000

                                    1997          1998        1999          2000
Institutional Index Fund P           7.3          28.8        21.2          -8.9
S&P 500 Index                        7.3          28.6        21.0          -9.1
--------------------------------------------------------------------------------

 See Financial Highlights table on page 20 for dividend and capital gains information since inception.

                                  [LINE GRAPH]


ANN RPT Cum Prfmc 10 yr Graph - Port/Bchmrk     - Vanguard Institutional
Index Fund

                                 AVERAGE
            INSTITUTIONAL       LARGE-CAP          S&P
QUARTER         INDEX              CORE            500
 ENDED           FUND              FUND           INDEX
199706       200000000          200000000         200000000
199709       208575880          209419130         208540596
199712       214570601          212497591         214529423
199803       244537424          239973530         244454712
199806       252664307          246740783         252527193
199809       227624668          218957771         227408086
199812       276439484          266384024         275838958
199903       290304748          278664328         289582303
199906       310711547          297000441         309992817
199909       291395604          279180414         290635595
179912       335086091          325747707         333879730
200003       342722804          339135938         341535291
200006       333910612          329707959         332464012
200009       330917638          328455069         329243466
200012       305207760          296857694         303482000

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 2000
                                               ----------------------------------
                                                                                FINAL VALUE OF A
                                                                     SINCE          $200,000,000
                                                    1 YEAR       INCEPTION            INVESTMENT
---------------------------------------------------------------------------------------------------
     Institutional Index Fund Plus Shares           -8.92%          12.89%          $305,207,760
     Average Large-Cap Core Fund*                   -8.96           12.00            296,857,694
     S&P 500 Index                                  -9.10           12.71            303,482,000
---------------------------------------------------------------------------------------------------

 *Derived from data provided by Lipper Inc.


                                    ------
                                      9

 A REPORT
    on Your Fund's After-Tax Returns

This table presents pre-tax and after-tax returns for your fund and an appropriate peer group of mutual funds. The after-tax returns represent the fund's past results only and should not be used to predict future tax efficiency.

     If you own the fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

     Income taxes can have a considerable impact on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pre-tax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is an important measure of the return that many investors actually received.

PRE-TAX AND AFTER-TAX                         PERIODS ENDED DECEMBER 31, 2000
AVERAGE ANNUAL TOTAL RETURNS

                                                      ONE YEAR           FIVE YEARS               TEN YEARS
                                                -------------------------------------------------------------------

                                               PRE-TAX  AFTER-TAX    PRE-TAX   AFTER-TAX     PRE-TAX   AFTER-TAX
-------------------------------------------------------------------------------------------------------------------
Vanguard Institutional Index Fund                -8.9%   -9.3%         18.5%       17.5%       17.5%       16.4%
Vanguard Institutional Index Fund Plus Shares    -8.9    -9.3          12.9*       12.1*         --          --
Average Large Blend Fund**                       -7.0    -8.6          16.0        13.6         15.7       13.3
-------------------------------------------------------------------------------------------------------------------

 *Return is annualized since inception (July 7, 1997).
**Based on data from Morningstar, Inc. Elsewhere in this report, returns for comparable funds are derived from data provided by Lipper Inc., which may differ somewhat.

     The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden would be less, and the after-tax return higher, for those in lower tax brackets.

     We must stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses, and the net cash flow it receives.

     Finally, it's important to understand that our calculation does not reflect the tax effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

-------------------------------------------------------------------------------

A NOTE ABOUT OUR CALCULATIONS: Pre-tax total returns assume that all distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

(C)2001 by Morningstar(R), Inc. All rights reserved. Average return information for comparative fund groups is proprietary information of Morningstar, Inc. It may not be copied or redistributed, and it may only be used for noncommercial, personal purposes. Morningstar does not warrant that this information is accurate, correct, complete, or timely, and Morningstar is not responsible for investment decisions, damages, or other losses resulting from use of this information. Past performance is no guarantee of future performance. Morningstar, Inc., has not consented to be considered or deemed an "expert" under the Securities Act of 1933.


                                    -----
                                      10

FINANCIAL STATEMENTS
   December 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with the fund's S&P 500 Index common stocks listed in descending market value order. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-----------------------------------------------------------------
                                                           MARKET
                                                           VALUE*
INSTITUTIONAL INDEX FUND                     SHARES         (000)
-----------------------------------------------------------------
COMMON STOCKS (99.9%)(1)
-----------------------------------------------------------------
  General Electric Co.                   31,350,149   $ 1,502,848
  Exxon Mobil Corp.                      10,996,320       955,993
  Pfizer, Inc.                           19,946,914       917,558
* Cisco Systems, Inc.                    22,770,239       870,962
  Citigroup, Inc.                        15,908,751       812,341
  Wal-Mart Stores, Inc.                  14,121,935       750,228
* Microsoft Corp.                        16,858,910       731,255
  American International
   Group, Inc.                            7,359,488       725,370
  Merck & Co., Inc.                       7,297,851       683,261
  Intel Corp.                            21,277,858       639,666
* Oracle Corp.                           17,710,825       514,721
  SBC Communications Inc.                10,702,062       511,023
  The Coca-Cola Co.                       7,840,202       477,762
  International Business
   Machines Corp.                         5,546,678       471,468
  Johnson & Johnson                       4,394,807       461,729
* EMC Corp.                               6,924,808       460,500
  Bristol-Myers Squibb Co.                6,188,671       457,575
  Verizon Communications                  8,533,524       427,743
  Royal Dutch Petroleum
   Co. ADR                                6,786,305       410,996
  Home Depot, Inc.                        7,322,020       334,525
  Eli Lilly & Co.                         3,563,990       331,674
  Procter & Gamble Co.                    4,122,120       323,329
  Nortel Networks Corp.                   9,793,027       313,989
  Philip Morris Cos., Inc.                7,051,077       310,247
  Tyco International Ltd.                 5,541,786       307,569
  Wells Fargo Co.                         5,403,836       300,926
* Sun Microsystems, Inc.                 10,191,178       284,079
  Morgan Stanley Dean
   Witter & Co.                           3,547,170       281,113
  Fannie Mae                              3,191,264       276,842
  American Home Products Corp.            4,143,427       263,315
  Schering-Plough Corp.                   4,634,274       262,995
  Texas Instruments, Inc.                 5,469,461       259,116
* America Online, Inc.                    7,385,416       257,012
  Pharmacia Corp.                         4,086,651       249,286
  BellSouth Corp.                         5,906,128       241,782
  Abbott Laboratories                     4,890,307       236,874
  Bank of America Corp.                   5,161,085       236,765
  American Express Co.                    4,210,523       231,316
  Medtronic, Inc.                         3,798,689       229,346
  PepsiCo, Inc.                           4,572,676       226,633
* Viacom Inc. Class B                     4,754,733       222,284
  Time Warner, Inc.                       4,197,122       219,258
* Qwest Communications
   International Inc.                     5,245,917       215,083
* Amgen, Inc.                             3,265,944       208,816
  AT&T Corp.                             11,866,971       205,447
  Hewlett-Packard Co.                     6,251,835       197,324
  Enron Corp.                             2,360,319       196,202
* QUALCOMM, Inc.                          2,363,817       194,276
  The Walt Disney Co.                     6,590,773       190,721
  The Chase Manhattan Corp.               4,142,907       188,243


                                    -----
                                      11

----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
INSTITUTIONAL INDEX FUND                          SHARES               (000)
----------------------------------------------------------------------------
    The Boeing Co.                             2,813,560          $  185,695
    Merrill Lynch & Co., Inc.                  2,561,814             174,684
    Chevron Corp.                              2,034,105             171,755
    E.I. du Pont de Nemours & Co.              3,298,190             159,344
    Corning, Inc.                              2,908,329             153,596
    Freddie Mac                                2,204,197             151,814
    Minnesota Mining & Manufacturing Co.       1,247,352             150,306
    Schlumberger Ltd.                          1,810,677             144,741
*   Dell Computer Corp.                        8,180,954             142,655
    Lucent Technologies, Inc.                 10,560,987             142,573
    McDonald's Corp.                           4,145,839             140,959
    Motorola, Inc.                             6,907,925             139,885
    Ford Motor Co.                             5,925,579             138,881
    Bank One Corp.                             3,669,608             134,399
    Walgreen Co.                               3,203,617             133,951
    Anheuser-Busch Cos., Inc.                  2,860,205             130,139
    The Bank of New York Co., Inc.             2,341,565             129,225
*   WorldCom, Inc.                             9,105,057             128,040
*   JDS Uniphase Corp.                         3,064,746             127,762
    Automatic Data
      Processing, Inc.                         1,995,927             126,367
    Charles Schwab Corp.                       4,375,652             124,159
    Gillette Co.                               3,330,954             120,331
    Kimberly-Clark Corp.                       1,688,472             119,358
    Honeywell International Inc.               2,521,383             119,293
    Colgate-Palmolive Co.                      1,809,640             116,812
    United Technologies Corp.                  1,485,581             116,804
    Unilever NV ADR                            1,807,616             113,767
*   Comcast Corp.-Special Class A              2,636,747             110,084
*   Veritas Software Corp.                     1,236,830             108,223
    Texaco Inc.                                1,739,822             108,086
    FleetBoston Financial Corp.                2,862,228             107,512
    Emerson Electric Co.                       1,350,905             106,468
    Marsh & McLennan Cos., Inc.                  872,541             102,087
    Allstate Corp.                             2,319,672             101,051
    Duke Energy Corp.                          1,169,776              99,723
    MBNA Corp.                                 2,693,759              99,501
*   Safeway, Inc.                              1,589,405              99,338
*   Applied Materials, Inc.                    2,565,144              97,956
*   Siebel Systems, Inc.                       1,362,427              92,134
    Alcoa Inc.                                 2,735,376              91,635
    Target Corp.                               2,832,767              91,357
    Washington Mutual, Inc.                    1,710,063              90,740
    General Motors Corp.                       1,774,696              90,399
*   Clear Channel
      Communications, Inc.                     1,849,222              89,572
    Cardinal Health, Inc.                        882,718              87,941
    Fifth Third Bancorp                        1,465,130              87,542
    First Union Corp.                          3,098,061              86,165
    Electronic Data Systems Corp.              1,478,878              85,405
    Metropolitan Life Insurance Co.            2,416,353              84,572
    J.P. Morgan & Co., Inc.                      506,067              83,754
    Baxter International, Inc.                   930,161              82,145
    Household International, Inc.              1,489,099              81,900
    Compaq Computer Corp.                      5,376,110              80,910
*   AES Corp.                                  1,454,299              80,532
    Dow Chemical Co.                           2,151,990              78,817
*   Agilent Technologies, Inc.                 1,436,907              78,671
    HCA - The Healthcare Co.                   1,747,119              76,891
    Mellon Financial Corp.                     1,543,211              75,907
    CVS Corp.                                  1,242,683              74,483
*   Tellabs, Inc.                              1,302,090              73,568
    Exelon Corp.                               1,010,113              70,920
    Southern Co.                               2,127,814              70,750
*   The Kroger Co.                             2,610,609              70,650
    Firstar Corp.                              3,004,722              69,860
    U.S. Bancorp                               2,381,827              69,520
    The Gap, Inc.                              2,687,074              68,520
*   Solectron Corp.                            2,018,721              68,435
    PNC Financial Services Group                 913,910              66,773
*   Applied Micro Circuits Corp.                 881,278              66,137
    First Data Corp.                           1,253,108              66,023
    American General Corp.                       797,565              65,002
    Sara Lee Corp.                             2,636,347              64,755
    CIGNA Corp.                                  486,964              64,425
*   Kohl's Corp.                               1,052,109              64,179
*   Network Appliance, Inc.                      998,231              64,074
*   Micron Technology, Inc.                    1,793,653              63,675
    Sysco Corp.                                2,117,075              63,512
    State Street Corp.                           510,592              63,421
*   Broadcom Corp.                               743,838              62,482
    Applera Corp-Applied
      Biosystems Group                           664,132              62,470
    International Paper Co.                    1,526,831              62,314
    UnitedHealth Group Inc.                    1,008,373              61,889
    ALLTEL Corp.                                 988,755              61,735
    AFLAC, Inc.                                  841,323              60,733
    Coastal Corp.                                682,582              60,281
*   Sprint PCS                                 2,948,422              60,258
*   NEXTEL Communications, Inc.                2,409,254              59,629
    SunTrust Banks, Inc.                         936,749              59,015
*   Analog Devices, Inc.                       1,130,909              57,888
    Paychex, Inc.                              1,177,231              57,243
    Dynegy, Inc.                               1,020,616              57,218
    Northern Trust Corp.                         701,373              57,206
    Conoco Inc. Class B                        1,971,677              57,055
    Carnival Corp.                             1,848,391              56,954
    Illinois Tool Works, Inc.                    955,500              56,912
    Sprint Corp.                               2,796,604              56,806
*   Comverse Technology, Inc.                    520,582              56,548
*   Costco Wholesale Corp.                     1,414,579              56,495
    Anadarko Petroleum Corp.                     789,263              56,101
    Williams Cos., Inc.                        1,391,531              55,574
    National City Corp.                        1,929,768              55,481
    Waste Management, Inc.                     1,965,888              54,553
    Lowe's Cos., Inc.                          1,210,807              53,881
    Southwest Airlines Co.                     1,583,664              53,100
*   Yahoo!, Inc.                               1,765,888              53,087
    El Paso Energy Corp.                         734,476              52,607

                                    -----
                                      12

----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                  SHARES               (000)
----------------------------------------------------------------------------
    Gannett Co., Inc.                            833,953          $   52,591
*   Guidant Corp.                                973,103              52,487
    H.J. Heinz Co.                             1,096,824              52,031
    Providian Financial Corp.                    904,128              51,987
    Caterpillar, Inc.                          1,087,164              51,436
    Lehman Brothers Holdings, Inc.               754,252              51,006
*   Palm, Inc.                                 1,794,894              50,818
    Dominion Resources, Inc.                     757,882              50,778
    Halliburton Co.                            1,399,176              50,720
    The Hartford Financial
      Services Group Inc.                        714,628              50,471
    General Dynamics Corp.                       630,367              49,169
*   Xilinx, Inc.                               1,042,353              48,079
    The Chubb Corp.                              552,829              47,820
    NIKE, Inc. Class B                           854,199              47,675
    American Electric Power Co., Inc.          1,021,361              47,493
    BB&T Corp.                                 1,254,215              46,798
    Linear Technology Corp.                    1,004,576              46,462
    Omnicom Group Inc.                           559,940              46,405
    Lockheed Martin Corp.                      1,362,737              46,265
    Campbell Soup Co.                          1,331,746              46,112
    Phillips Petroleum Co.                       809,712              46,052
    Tenet Healthcare Corp.                     1,003,021              44,572
*   ADC Telecommunications, Inc.               2,441,230              44,247
    Adobe Systems, Inc.                          759,911              44,217
    ConAgra Foods, Inc.                        1,691,787              43,986
    Baker Hughes, Inc.                         1,053,653              43,792
*   Maxim Integrated Products, Inc.              897,825              42,927
    Interpublic Group of Cos., Inc.              973,229              41,423
    Capital One Financial Corp.                  625,105              41,140
    The Quaker Oats Co.                          415,851              40,493
    Reliant Energy, Inc.                         934,898              40,493
    Tribune Co.                                  956,100              40,395
    Allergan, Inc.                               417,079              40,378
    FPL Group, Inc.                              561,058              40,256
*   Global Crossing Ltd.                       2,808,628              40,199
*   Calpine Corp.                                890,054              40,108
    Union Pacific Corp.                          786,047              39,892
    General Mills, Inc.                          893,727              39,827
    Harley-Davidson, Inc.                        961,277              38,211
    KeyCorp                                    1,350,751              37,821
    St. Paul Cos., Inc.                          690,282              37,491
    Wachovia Corp.                               643,475              37,402
    Eastman Kodak Co.                            949,427              37,384
*   Forest Laboratories, Inc.                    278,044              36,945
    Sears, Roebuck & Co.                       1,060,114              36,839
*   Sanmina Corp.                                478,680              36,679
    The McGraw-Hill Cos., Inc.                   620,247              36,362
    Masco Corp.                                1,410,969              36,244
    TXU Corp.                                    816,381              36,176
*   FedEx Corp.                                  901,727              36,033
    Avon Products, Inc.                          752,370              36,020
    Computer Associates
      International, Inc.                      1,836,143              35,805
    Burlington Northern
      Santa Fe Corp.                           1,248,586              35,351
    Albertson's, Inc.                          1,331,513              35,285
    USA Education Inc.                           516,939              35,152
    Weyerhaeuser Co.                             690,965              35,066
    Alcan Aluminium Ltd.                       1,025,264              35,051
    Burlington Resources, Inc.                   680,930              34,387
    Wrigley, (Wm.) Jr. Co.                       356,952              34,200
    Deere & Co.                                  741,660              33,977
    Golden West Financial Corp.                  501,852              33,875
    Kellogg Co.                                1,282,455              33,664
*   PeopleSoft, Inc.                             902,631              33,567
*   Altera Corp.                               1,253,699              32,988
    Public Service Enterprise
      Group, Inc.                                677,884              32,962
    Loews Corp.                                  311,861              32,297
    McKesson HBOC, Inc.                          897,709              32,219
    Marriott International, Inc.
      Class A                                    758,713              32,056
*   Computer Sciences Corp.                      532,474              32,015
*   ALZA Corp.                                   748,259              31,801
*   MedImmune Inc.                               666,440              31,781
    Xcel Energy, Inc.                          1,080,832              31,412
    Progress Energy, Inc.                        634,227              31,196
*   Vitesse Semiconductor Corp.                  563,885              31,190
    May Department Stores Co.                    944,517              30,933
    Transocean Sedco Forex Inc.                  669,218              30,784
    Danaher Corp.                                448,632              30,675
    Archer-Daniels-Midland Co.                 2,002,569              30,039
    Stryker Corp.                                591,118              29,905
    Entergy Corp.                                704,935              29,828
    Air Products & Chemicals, Inc.               725,197              29,733
    Unocal Corp.                                 768,347              29,725
    Comerica, Inc.                               495,715              29,433
    Franklin Resources Corp.                     770,447              29,354
    Lincoln National Corp.                       607,751              28,754
    Occidental Petroleum Corp.                 1,171,671              28,413
*   Biogen, Inc.                                 467,805              28,098
    Raytheon Co. Class B                         903,208              28,056
    Aon Corp.                                    810,010              27,743
    Stilwell Financial, Inc.                     703,368              27,739
    Becton, Dickinson & Co.                      800,813              27,728
    Hershey Foods Corp.                          430,480              27,712
    Rockwell International Corp.                 580,294              27,637
*   Nabors Industries, Inc.                      463,814              27,435
*   King Pharmaceuticals, Inc.                   529,094              27,348
    USX-Marathon Group                           984,771              27,327
    Apache Corp.                                 389,139              27,264
*   Chiron Corp.                                 605,468              26,943
    The Clorox Co.                               745,581              26,468
    Pitney Bowes, Inc.                           797,442              26,415
*   Starbucks Corp.                              591,709              26,183
    Dover Corp.                                  642,260              26,052
    Consolidated Edison Inc.                     670,410              25,811
*   Intuit, Inc.                                 652,321              25,726
    Ralston-Ralston Purina Group                 970,791              25,362

                                    -----
                                      13

----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
INSTITUTIONAL INDEX FUND                          SHARES               (000)
----------------------------------------------------------------------------
    Rohm & Haas Co.                              694,997          $   25,237
    RadioShack Corp.                             587,863              25,168
    Coca-Cola Enterprises, Inc.                1,321,384              25,106
    IMS Health, Inc.                             928,680              25,074
    Devon Energy Corp.                           406,434              24,780
    TJX Cos., Inc.                               892,352              24,763
    PPG Industries, Inc.                         533,727              24,718
    PG&E Corp.                                 1,229,019              24,580
    Jefferson-Pilot Corp.                        325,976              24,367
    Synovus Financial Corp.                      898,977              24,216
    Progressive Corp. of Ohio                    232,211              24,063
    MBIA, Inc.                                   311,935              23,122
    Union Carbide Corp.                          428,672              23,068
    The Limited, Inc.                          1,349,966              23,034
*   Mercury Interactive Corp.                    253,648              22,892
    MGIC Investment Corp.                        338,745              22,844
*   Wellpoint Health Networks
      Inc. Class A                               197,916              22,810
    FirstEnergy Corp.                            715,251              22,575
*   Federated Department
      Stores, Inc.                               640,266              22,409
    Biomet, Inc.                                 564,280              22,395
    Praxair, Inc.                                503,509              22,343
*   QLogic Corp.                                 289,279              22,275
*   Cendant Corp.                              2,306,647              22,201
    Georgia Pacific Group                        710,713              22,121
*   Convergys Corp.                              487,791              22,103
    Molex, Inc.                                  618,455              21,955
    SouthTrust Corp.                             532,092              21,649
    Constellation Energy Group                   475,571              21,430
    Ingersoll-Rand Co.                           507,619              21,257
    Summit Bancorp                               551,074              21,044
    Textron, Inc.                                449,686              20,910
    PPL Corp.                                    458,199              20,705
    Starwood Hotels & Resorts
      Worldwide, Inc.                            585,153              20,627
    New York Times Co. Class A                   514,401              20,608
    Amerada Hess Corp.                           280,921              20,525
*   Teradyne, Inc.                               550,916              20,522
    Barrick Gold Corp.                         1,251,847              20,505
    UnumProvident Corp.                          761,731              20,472
    EOG Resources, Inc.                          370,326              20,252
    Cincinnati Financial Corp.                   508,785              20,129
    Ameren Corp.                                 433,948              20,097
*   Bed Bath & Beyond, Inc.                      895,060              20,027
    Kerr-McGee Corp.                             298,358              19,971
*   HEALTHSOUTH Corp.                          1,221,351              19,923
    Delphi Automotive
      Systems Corp.                            1,770,414              19,917
*   KLA-Tencor Corp.                             588,245              19,817
    Dollar General Corp.                       1,043,830              19,702
    NiSource, Inc.                               636,674              19,578
    Delta Air Lines, Inc.                        389,017              19,524
    Mattel, Inc.                               1,349,686              19,489
    AMBAC Financial Group Inc.                   332,976              19,417
*   Best Buy Co., Inc.                           656,788              19,416
    Newell Rubbermaid, Inc.                      845,564              19,237
    Avery Dennison Corp.                         348,948              19,149
    Old Kent Financial Corp.                     434,901              19,027
    Regions Financial Corp.                      695,075              18,984
    Charter One Financial                        657,188              18,976
    Kinder Morgan, Inc.                          361,832              18,883
    Northrop Grumman Corp.                       227,035              18,844
*   AMR Corp.                                    476,354              18,667
*   Gateway, Inc.                              1,023,599              18,415
*   Aetna Inc-New                                448,233              18,406
    Countrywide Credit
      Industries, Inc.                           361,044              18,142
    AmSouth Bancorp                            1,187,012              18,102
    KeySpan Corp.                                426,383              18,068
    CSX Corp.                                    688,106              17,848
*   Lexmark International, INC.                  401,934              17,811
    Cinergy Corp.                                504,233              17,711
    Sabre Holdings Corp.                         408,770              17,628
    DTE Energy Co.                               451,102              17,565
*   Boston Scientific Corp.                    1,281,407              17,539
    Ecolab, Inc.                                 401,639              17,346
    Bear Stearns Co., Inc.                       337,470              17,106
*   LSI Logic Corp.                              999,476              17,081
*   Staples, Inc.                              1,436,069              16,964
    Allegheny Energy, Inc.                       349,223              16,828
*   Thermo Electron Corp.                        565,247              16,816
    Symbol Technologies, Inc.                    463,895              16,700
    The CIT Group, Inc.                          828,042              16,664
    Eaton Corp.                                  221,355              16,643
*   Watson Pharmaceuticals, Inc.                 324,939              16,633
    Scientific-Atlanta, Inc.                     507,355              16,521
    PerkinElmer, Inc.                            156,766              16,460
*   St. Jude Medical, Inc.                       267,351              16,425
    T. Rowe Price Group Inc.                     383,677              16,216
    Willamette Industries, Inc.                  345,309              16,208
    Norfolk Southern Corp.                     1,216,838              16,199
    Parker Hannifin Corp.                        365,251              16,117
    Edison International                       1,030,315              16,099
    CenturyTel, Inc.                             444,749              15,900
    Dow Jones & Co., Inc.                        276,639              15,665
    Tosco Corp.                                  457,494              15,526
    Torchmark Corp.                              399,184              15,344
*   Tricon Global Restaurants, Inc.              463,365              15,291
    Vulcan Materials Co.                         319,377              15,290
*   Apple Computer, Inc.                       1,027,708              15,287
    TRW, Inc.                                    393,146              15,234
    Union Planters Corp.                         426,132              15,234
    Sempra Energy                                646,569              15,033
*   NCR Corp.                                    305,214              14,994
*   Novellus Systems, Inc.                       416,342              14,962
*   Robert Half International, Inc.              561,774              14,887
    Fortune Brands, Inc.                         489,128              14,674
    Tiffany & Co.                                461,167              14,584
*   Unisys Corp.                                 989,925              14,478

                                    -----
                                      14

----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
                                                  SHARES               (000)
----------------------------------------------------------------------------
    UST, Inc.                                    515,623          $   14,470
    Brown-Forman Corp. Class B                   216,305              14,384
    Genuine Parts Co.                            547,168              14,329
    GPU, Inc.                                    384,909              14,169
    Johnson Controls, Inc.                       271,522              14,119
    Phelps Dodge Corp.                           248,968              13,896
*   Advanced Micro Devices, Inc.                 989,383              13,666
    Cooper Industries, Inc.                      296,006              13,598
(3) Conseco Inc.                               1,028,785              13,567
    Sherwin-Williams Co.                         507,592              13,356
    SAFECO Corp.                                 403,652              13,270
    Harcourt General, Inc.                       231,276              13,229
    Moody's Corp.                                514,896              13,226
*   Citrix Systems, Inc.                         587,514              13,219
    Knight Ridder                                231,911              13,190
    VF Corp.                                     361,772              13,111
    Huntington Bancshares Inc.                   795,395              12,875
    Pinnacle West Capital Corp.                  267,913              12,759
    Equifax, Inc.                                441,862              12,676
    Hilton Hotels Corp.                        1,165,837              12,241
    CMS Energy Corp.                             383,344              12,147
    H & R Block, Inc.                            289,477              11,977
    PACCAR, Inc.                                 241,806              11,909
    Eastman Chemical Co.                         243,540              11,873
    Leggett & Platt, Inc.                        623,865              11,814
    The BFGoodrich Co.                           323,305              11,760
*   Parametric Technology Corp.                  860,832              11,567
    The Goodyear Tire & Rubber Co.               498,283              11,456
*   National Semiconductor Corp.                 564,142              11,353
*   AutoZone Inc.                                393,417              11,212
*   Conexant Systems, Inc.                       720,475              11,077
*   BMC Software, Inc.                           778,726              10,902
    W.W. Grainger, Inc.                          297,024              10,841
    ITT Industries, Inc.                         277,918              10,769
*   Toys R Us, Inc.                              645,100              10,765
    R.R. Donnelley & Sons Co.                    387,251              10,456
    Black & Decker Corp.                         257,806              10,119
    Tektronix, Inc.                              300,075              10,109
    Whirlpool Corp.                              211,050              10,064
    The Mead Corp.                               320,286              10,049
*   BroadVision, Inc.                            848,516              10,023
    Placer Dome, Inc.                          1,035,522               9,967
    Nucor Corp.                                  246,949               9,801
    Xerox Corp.                                2,117,909               9,795
*   Harrah's Entertainment, Inc.                 369,053               9,734
*   Power-One, Inc.                              247,187               9,718
*   Inco Ltd.                                    574,492               9,629
    Sigma-Aldrich Corp.                          244,918               9,628
    Wendy's International, Inc.                  360,727               9,469
    Adolph Coors Co. Class B                     116,908               9,389
    Westvaco Corp.                               319,236               9,318
    Millipore Corp.                              146,483               9,228
*   Ceridian Corp.                               461,237               9,196
*   Allied Waste Industries, Inc.                625,046               9,102
    Newmont Mining Corp.                         532,536               9,086
    Sunoco, Inc.                                 269,704               9,086
*   Avaya Inc.                                   879,847               9,073
    J.C. Penney Co., Inc.                        831,299               9,040
*   Comcast Corp. Class A                        218,396               9,022
*   Cabletron Systems, Inc.                      585,054               8,812
    Darden Restaurants Inc.                      378,792               8,665
*   US Airways Group, Inc.                       211,962               8,598
    Winn-Dixie Stores, Inc.                      442,646               8,576
    The Stanley Works                            272,692               8,505
*   Niagara Mohawk Holdings Inc.                 506,662               8,455
    Temple-Inland Inc.                           155,959               8,363
    Pall Corp.                                   390,486               8,322
    Engelhard Corp.                              405,656               8,265
*   Kmart Corp.                                1,524,992               8,102
*   Rowan Cos., Inc.                             299,739               8,093
*   Sealed Air Corp.                             265,294               8,091
*   Humana, Inc.                                 527,721               8,048
    Ashland, Inc.                                221,146               7,937
*   Fluor Corp.                                  239,730               7,926
    Maytag Corp.                                 244,075               7,887
*   Quintiles Transnational Corp.                365,552               7,654
*   American Power
      Conversion Corp.                           617,992               7,648
    Alberto-Culver Co. Class B                   177,459               7,597
    C.R. Bard, Inc.                              161,303               7,511
    Circuit City Stores, Inc.                    652,096               7,499
    Nordstrom, Inc.                              408,983               7,438
*   Compuware Corp.                            1,160,078               7,250
    Dana Corp.                                   470,290               7,201
    Centex Corp.                                 186,966               7,023
*   FMC Corp.                                     96,668               6,930
    Bausch & Lomb, Inc.                          169,365               6,849
    Liz Claiborne, Inc.                          164,325               6,840
*   Office Depot, Inc.                           944,909               6,732
*   Manor Care, Inc.                             325,104               6,705
    Hercules, Inc.                               341,546               6,511
    International Flavors &
    Fragrances, Inc.                             309,895               6,295
    NICOR, Inc.                                  144,737               6,251
*   Pactiv Corp.                                 501,282               6,203
    Boise Cascade Corp.                          182,051               6,121
    Great Lakes Chemical Corp.                   159,203               5,920
    SuperValu Inc.                               421,937               5,854
    Hasbro, Inc.                                 547,802               5,820
    Deluxe Corp.                                 230,002               5,812
    Bemis Co., Inc.                              168,519               5,656
*   Andrew Corp.                                 257,340               5,597
    Crane Co.                                    191,474               5,445
    Pulte Corp.                                  128,276               5,412
*   Novell, Inc.                               1,031,468               5,383
    Snap-On Inc.                                 184,571               5,145
    Meredith Corp.                               158,657               5,107
    USX-U.S. Steel Group                         282,055               5,077
    Peoples Energy Corp.                         112,180               5,020
    Cummins Engine Co., Inc.                     131,944               5,006

                                    -----
                                      15

----------------------------------------------------------------------------
                                                                      MARKET
                                                                      VALUE*
INSTITUTIONAL INDEX FUND                          SHARES               (000)
----------------------------------------------------------------------------
COMMON STOCKS (99.9%)(1)
----------------------------------------------------------------------------
    Raytheon Co. Class A                         171,471          $    4,973
*   Reebok International Ltd.                    180,776               4,942
    Autodesk, Inc.                               182,690               4,921
*   Navistar International Corp.                 187,792               4,918
    Visteon Corp.                                415,861               4,782
    Kaufman & Broad Home Corp.                   135,977               4,581
    Brunswick Corp.                              277,388               4,560
*   Sapient Corp.                                377,012               4,501
    ONEOK, Inc.                                   92,528               4,453
    Ball Corp.                                    89,662               4,130
    Allegheny Technologies Inc.                  256,315               4,069
*   Consolidated Stores, Inc.                    354,156               3,763
    Tupperware Corp.                             182,857               3,737
    Homestake Mining Co.                         836,004               3,501
    Dillard's Inc.                               292,652               3,457
*   Freeport-McMoRan Copper &
      Gold Inc. Class B                          398,482               3,412
    Louisiana-Pacific Corp.                      331,287               3,354
    National Service Industries, Inc.            129,669               3,331
*   Adaptec, Inc.                                313,209               3,210
    Ryder System, Inc.                           189,377               3,148
    Briggs & Stratton Corp.                       68,736               3,050
    Potlatch Corp.                                90,384               3,034
    Thomas & Betts Corp.                         184,204               2,982
    The Timken Co.                               190,468               2,881
    Longs Drug Stores, Inc.                      118,585               2,861
    Cooper Tire & Rubber Co.                     231,158               2,456
    Worthington Industries, Inc.                 272,770               2,199
    McDermott International, Inc.                191,659               2,060
    American Greetings Corp.
      Class A                                    201,719               1,904
*   Viacom Inc. Class A                           36,030               1,693
*   Freeport-McMoRan Copper &
       Gold, Inc. Class A                         72,417                 597
    Conoco Inc. Class A                            5,000                 143
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $27,115,270)                                             37,124,199
----------------------------------------------------------------------------


                                                    FACE
                                                  AMOUNT
                                                   (000)
-----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.1%)(1)
-----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORP.
(2) 6.54%, 1/11/2001                             $10,000               9,985
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  6.10%, 1/2/2001--Note E                         12,788              12,788
  6.14%, 1/2/2001                                  7,093               7,093
-----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $29,863)                                                      29,866
-----------------------------------------------------------------------------

TOTAL INVESTMENTS (100.0%)
  (COST $27,145,133)                                              37,154,065
-----------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES
-----------------------------------------------------------------------------
Other Assets                                                         397,876
Liabilities--Note E                                                 (381,171)
                                                                 ------------
                                                                      16,705
                                                                 ------------
NET ASSETS (100%)                                                $37,170,770
                                                                 ============

 -  See Note A in Notes to Financial Statements.
 *  Non-income-producing security.
(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2) Security segregated as initial margin for open   futures contracts.
(3) All or part of security position is on loan to broker/dealers. See Note E in Notes to Financial Statements.
ADR--American Depositary Receipt.

-----------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------
                                                                      AMOUNT
                                                                       (000)
-----------------------------------------------------------------------------
Paid-in Capital--Note C                                          $27,304,662
Undistributed Net Investment Income                                    1,281
Accumulated Net Realized Losses--Note C                             (143,515)
Unrealized Appreciation (Depreciation)--
  Note D
 Investment Securities                                            10,008,932
 Futures Contracts                                                      (590)
-----------------------------------------------------------------------------
NET ASSETS                                                       $37,170,770
=============================================================================
Institutional Shares--Net Assets
Applicable to 218,743,084 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                       $26,405,722
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 INSTITUTIONAL SHARES                                                $120.72
=============================================================================

Plus Shares--Net Assets
Applicable to 89,175,060 outstanding $.001
 par value shares of beneficial interest
 (unlimited authorization)                                       $10,765,048
-----------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
 PLUS SHARES                                                         $120.72
=============================================================================

                                    -----
                                      16

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If the fund invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------
                                            INSTITUTIONAL INDEX FUND
                                        YEAR ENDED DECEMBER 31, 2000
                                                               (000)
---------------------------------------------------------------------
 INVESTMENT INCOME
 INCOME
  Dividends                                            $     421,267
  Interest                                                     6,055
  Security Lending                                             1,173
---------------------------------------------------------------------
   Total Income                                              428,495
---------------------------------------------------------------------
EXPENSES
  The Vanguard Group--Note B
   Management and Administrative--Institutional Shares        17,409
   Management and Administrative--Plus Shares                  1,979
---------------------------------------------------------------------
   Total Expenses                                             19,388
---------------------------------------------------------------------
NET INVESTMENT INCOME                                        409,107
---------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                 699,430
  Futures Contracts                                          (15,488)
---------------------------------------------------------------------
REALIZED NET GAIN                                            683,942
---------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                   (4,687,915)
  Futures Contracts                                           (1,774)
---------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)          (4,689,689)
---------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS   $  (3,596,640)
=====================================================================

                                    -----
                                      17

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed.

------------------------------------------------------------------------------------------------
                                                                     INSTITUTIONAL INDEX FUND
                                                                     YEAR ENDED DECEMBER 31,
                                                                  ------------------------------
                                                                        2000             1999
                                                                       (000)            (000)
------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                            $   409,107      $   398,042
  Realized Net Gain                                                    683,942        2,524,562
  Change in Unrealized Appreciation (Depreciation)                  (4,689,689)       3,298,626
------------------------------------------------------------------------------------------------
   Net Increase (Decrease) in Net Assets Resulting from Operations  (3,596,640)       6,221,230
------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
   Institutional Shares                                               (312,466)        (321,409)
   Plus Shares                                                         (95,770)         (79,609)
  Realized Capital Gain
   Institutional Shares                                                     --         (203,084)
   Plus Shares                                                              --          (49,082)
------------------------------------------------------------------------------------------------
   Total Distributions                                                (408,236)        (653,184)
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(1)
  Issued                                                             8,935,648       10,303,020
  Issued in Lieu of Cash Distributions                                 275,876          477,316
  Redeemed                                                          (8,818,739)      (8,693,972)
------------------------------------------------------------------------------------------------
   Net Increase--Institutional Shares                                  392,785        2,086,364
------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--PLUS SHARES(1)
  Issued                                                             5,729,725        3,550,850
  Issued in Lieu of Cash Distributions                                  88,352          119,924
  Redeemed                                                            (813,817)      (2,835,223)
------------------------------------------------------------------------------------------------
   Net Increase--Plus Shares                                         5,004,260          835,551
------------------------------------------------------------------------------------------------
  Total Increase                                                     1,392,169        8,489,961
------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Year                                                 35,778,601       27,288,640
------------------------------------------------------------------------------------------------
  End of Year                                                      $37,170,770      $35,778,601
================================================================================================

(1) See Note F in Notes to Financial Statements for the corresponding number of shares issued and redeemed.

                                    -----
                                      18

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------
                                                             INSTITUTIONAL INDEX FUND INSTITUTIONAL SHARES
                                                                        YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------

FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                 2000      1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $ 134.02   $112.85    $ 89.56    $ 68.86    $ 57.93
--------------------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
  Net Investment Income                                      1.403     1.501      1.429      1.391       1.38
  Net Realized and Unrealized Gain (Loss) on Investments   (13.303)   22.143     24.177     21.415      11.90
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                        (11.900)   23.644     25.606     22.806      13.28
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                      (1.400)   (1.514)    (1.416)    (1.391)     (1.36)
  Distributions from Realized Capital Gains                    --      (.960)     (.900)     (.715)      (.99)
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                      (1.400)   (2.474)    (2.316)    (2.106)     (2.35)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                              $ 120.72   $134.02    $112.85    $ 89.56    $ 68.86
==============================================================================================================

TOTAL RETURN                                                 -8.95%    21.17%     28.79%     33.36%     23.06%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)                      $ 26,406   $28,918    $22,338    $15,348    $11,426
  Ratio of Total Expenses to Average Net Assets               0.06%     0.06%      0.06%      0.06%      0.06%
  Ratio of Net Investment Income to Average Net Assets        1.10%     1.25%      1.46%      1.77%      2.18%
  Portfolio Turnover Rate*                                      11%       14%        11%         7%         9%
==============================================================================================================

*Portfolio turnover rates excluding in-kind redemptions were 7%, 3%, 7%, 6%, and 9%, respectively.

                                    -----
                                      19

---------------------------------------------------------------------------------------------------------------
                                                                   INSTITUTIONAL INDEX FUND PLUS SHARES
                                                                           YEAR ENDED DEC. 31,
                                                           ----------------------------------------------------
                                                                                                 JULY 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                 2000       1999       1998      DEC. 31, 1997
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $ 134.02    $112.85     $ 89.56       $ 84.91
---------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                        1.449      1.542       1.464          .681
  Net Realized and Unrealized Gain (Loss) on Investments     (13.302)    22.143      24.177         5.455
---------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                          (11.853)    23.685      25.641         6.136
---------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                        (1.447)    (1.555)     (1.451)        (.866)
  Distributions from Realized Capital Gains                   --          (.960)      (.900)        (.620)
---------------------------------------------------------------------------------------------------------------
   Total Distributions                                        (1.447)    (2.515)     (2.351)       (1.486)
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $ 120.72    $134.02     $112.85       $ 89.56
===============================================================================================================

TOTAL RETURN                                                   -8.92%     21.21%      28.83%         7.29%
===============================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                      $ 10,765    $ 6,861     $ 4,951       $ 3,488
  Ratio of Total Expenses to Average Net Assets                0.025%     0.025%      0.025%        0.025%**
  Ratio of Net Investment Income to Average Net Assets          1.14%      1.29%       1.49%         1.72%**
  Portfolio Turnover Rate+                                        11%        14%         11%            7%
===============================================================================================================

 *Inception.
**Annualized.
 +Portfolio turnover rates excluding in-kind redemptions were 7%, 3%, 7%, and 6%, respectively.

                                    -----
                                      20

NOTES TO FINANCIAL STATEMENTS

Vanguard Institutional Index Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund offers two classes of shares, Institutional Shares and Plus Shares. Plus Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $200 million. Institutional Shares are offered to other institutional investors that have a minimum investment of $10 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.


                                    -----
                                      21

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group provides investment advisory, corporate management, administrative, marketing, and distribution services and pays for all other operating expenses, except for taxes, in return for a fee calculated at an annual percentage rate of the average net assets of the fund. For the year ended December 31, 2000, the fees for such services were 0.06% and 0.025%, respectively, of average net assets for the Institutional and Plus Shares of the fund, of which 0.04% and 0.005%, respectively, related to class-specific shareholder services. The fund's trustees and officers are also directors and officers of Vanguard.

C. During the year ended December 31, 2000, the fund purchased $9,368,349,000 of investment securities and sold $3,923,758,000 of investment securities, other than temporary cash investments.

     During the year ended December 31, 2000, the fund realized $821,911,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

     At December 31, 2000, the fund had available realized losses of $143,547,000 to offset future net capital gains of $48,662,000 through December 31, 2008, and $94,885,000 through December 31, 2009.

D. At December 31, 2000, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $10,008,932,000, consisting of unrealized gains of $12,506,111,000 on securities that had risen in value since their purchase and $2,497,179,000 in unrealized losses on securities that had fallen in value since their purchase.

     At December 31, 2000, the aggregate settlement value of open futures contracts expiring in March 2001 and the related unrealized depreciation were:

--------------------------------------------------------------------------
                                                          (000)
                                               ---------------------------
                                                  AGGREGATE
                                     NUMBER OF   SETTLEMENT     UNREALIZED
        FUTURES CONTRACTS       LONG CONTRACTS        VALUE   DEPRECIATION
--------------------------------------------------------------------------
        S&P 500 Index                      127      $42,386         $(590)
--------------------------------------------------------------------------

E. The market value of securities on loan to broker/dealers at December 31, 2000, was $12,045,000, for which the fund held cash collateral of $12,788,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

                                    -----
                                      22

F. Shares issued and redeemed for each class of shares were:

--------------------------------------------------------------------------------------------------------
                                                                 SHARES (000)
                                      ------------------------------------------------------------------
                                                      ISSUED IN               NET INCREASE
                                                   LIEU OF CASH                  IN SHARES
        YEAR/SHARE CLASS               ISSUED     DISTRIBUTIONS   REDEEMED     OUTSTANDING
--------------------------------------------------------------------------------------------------------
        2000
          Institutional Shares         68,284             2,122    (67,445)          2,961
          Plus Shares                  43,582               689     (6,286)         37,985
--------------------------------------------------------------------------------------------------------
        1999
          Institutional Shares         85,337             3,891    (71,396)         17,832
          Plus Shares                  29,551               978    (23,207)          7,322
===============================================================================================================

                                    -----
                                      23

 REPORT
    of Independent Accountants

To the Shareholders and Trustees of Vanguard Institutional Index Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Index Fund (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 29, 2001








-------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD INSTITUTIONAL INDEX FUND

This information for the fiscal year ended December 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.


                                    -----
                                      24

THE PEOPLE
   Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

-------------------------------------------------------------------------------
OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

-------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON, Legal Department.

ROBERT A. DISTEFANO, Information Technology.

JAMES H. GATELY, Direct Investor Services.

KATHLEEN C. GUBANICH, Human Resources.

IAN A. MACKINNON, Fixed Income Group.

F. WILLIAM MCNABB, III, Institutional Investor Group.

MICHAEL S. MILLER, Planning and Development.

RALPH K. PACKARD, Chief Financial Officer.

GEORGE U. SAUTER, Quantitative Equity Group.

-------------------------------------------------------------------------------
                                JOHN C. BOGLE
              Founder; Chairman and Chief Executive, 1974-1996.

ABOUT OUR COVER

Our cover art evokes both Vanguard's rich past and the course we've set for the future--our determination to provide superior investment performance and top-notch service. The image is based on two works: a painting titled The First Journey of 'Victory,' by the English artist W.L. Wyllie (1851-1931), and a sculpture of a compass rose on Vanguard's campus near Valley Forge, Pennsylvania.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, PA 19482-2600

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C) 2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q940 022001